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[ICANN LOGO]                                   REGISTRAR ACCREDITATION
                                                      AGREEMENT

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This REGISTRAR ACCREDITATION AGREEMENT ("Agreement") is by and between the
Internet Corporation for Assigned Names and Numbers ("ICANN"), a California
non-profit, public benefit corporation, and REGISTER.COM, INC., a Delaware
Corporation ("Registrar"), and shall be deemed made on 27 April 2005 at Los
Angeles, California, USA.

1 DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

    1.1    "Accredit" means to identify and set minimum standards for the performance of registration functions, to recognize persons or entities meeting those standards, and to enter into an accreditation agreement that sets forth the rules and procedures applicable to the provision of Registrar Services.

    1.2    "DNS" refers to the Internet domain-name system.

    1.3    The "Effective Date" is 27 April 2005.

    1.4    The "Expiration Date" is 26 April 2010.

    1.5    "ICANN" refers to the Internet Corporation for Assigned Names and
           Numbers, a party to this Agreement.

    1.6    "Personal Data" refers to data about any identified or identifiable natural person.

    1.7    "Registered Name" refers to a domain name within the domain of a TLD that is the subject of an appendix to this Agreement, whether consisting of two or more (e.g., john.smith.name) levels, about which a TLD Registry Operator (or an affiliate engaged in providing
           Registry Services) maintains data in a Registry Database, arranges for such maintenance, or derives revenue from such maintenance. A name in a Registry Database may be a Registered Name even though it does not appear in a zone file (e.g., a registered but inactive name).

    1.8    "Registered Name Holder" means the holder of a Registered Name.

    1.9    The word "Registrar," when appearing with an initial capital letter, refers to Register.com, Inc., a party to this Agreement.

    1.10   The word "registrar," when appearing without an initial capital letter, refers to a person or entity that contracts with Registered
           Name Holders and with a Registry Operator and collects registration data about the Registered Name Holders and submits registration information for entry in the Registry Database.

    1.11   "Registrar Services" means services provided by a registrar in connection with a TLD as to which it has an agreement with the TLD's
           Registry Operator, and includes contracting with Registered Name
           Holders, collecting registration data

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           about the Registered Name Holders, and submitting registration information for entry in the Registry Database.

    1.12   "Registry Data" means all Registry Database data maintained in electronic form, and shall include TLD Zone-File Data, all data used to provide Registry Services and submitted by registrars in electronic form, and all other data used to provide Registry Services concerning particular domain name registrations or nameservers maintained in electronic form in a Registry Database.

    1.13   "Registry Database" means a database comprised of data about one or more DNS domain names within the domain of a registry that is used to generate either DNS resource records that are published
           authoritatively or responses to domain-name availability lookup requests or Whois queries, for some or all of those names.

    1.14   A "Registry Operator" is the person or entity then responsible, in accordance with an agreement between ICANN (or its assignee) and that person or entity (those persons or entities) or, if that agreement is terminated or expires, in accordance with an agreement between the US
           Government and that person or entity (those persons or entities), for providing Registry Services for a specific TLD.

    1.15   "Registry Services," with respect to a particular TLD, shall have the meaning defined in the agreement between ICANN and the Registry
           Operator for that TLD.

    1.16   A Registered Name is "sponsored" by the registrar that placed the record associated with that registration into the registry.
           Sponsorship of a registration may be changed at the express direction of the Registered Name Holder or, in the event a registrar loses accreditation, in accordance with then-current ICANN specifications and policies.

    1.17   "Term of this Agreement" begins on the Effective Date and continues to the earlier of (a) the Expiration Date, or (b) termination of this
           Agreement.

    1.18   A "TLD" is a top-level domain of the DNS.

    1.19   "TLD Zone-File Data" means all data contained in a DNS zone file for the registry, or for any subdomain for which Registry Services are provided and that contains Registered Names, as provided to nameservers on the Internet.

2 ICANN OBLIGATIONS.

    2.1    Accreditation. During the Term of this Agreement, Registrar is hereby accredited by ICANN to act as a registrar (including to insert and renew registration of Registered Names in the Registry Database) for
           the TLD(s) that are the subject of appendices to this Agreement according to Subsection 5.5.

    2.2    Registrar Use of ICANN Name and Website. ICANN hereby grants to
           Registrar a non-exclusive, worldwide, royalty-free license during the
           Term of this Agreement (a) to state that it is accredited by ICANN as a registrar for each TLD that is the subject of an appendix to this
           Agreement and (b) to link to pages and documents within the ICANN web site. No other use of ICANN's name or

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           website is licensed hereby. This license may not be assigned or sublicensed by Registrar.

    2.3    General Obligations of ICANN. With respect to all matters that impact the rights, obligations, or role of Registrar, ICANN shall during the
           Term of this Agreement:

           2.3.1   exercise its responsibilities in an open and transparent
                   manner;

           2.3.2   not unreasonably restrain competition and, to the extent
                   feasible, promote and encourage robust competition;

           2.3.3   not apply standards, policies, procedures or practices
                   arbitrarily, unjustifiably, or inequitably and not single out
                   Registrar for disparate treatment unless justified by
                   substantial and reasonable cause; and

           2.3.4   ensure, through its reconsideration and independent review policies, adequate appeal procedures for Registrar, to the extent it is adversely affected by ICANN standards, policies, procedures or practices.

3 REGISTRAR OBLIGATIONS.

    3.1    Obligations to Provide Registrar Services. During the Term of this
           Agreement, Registrar agrees that it will operate as a registrar for each TLD for which it is accredited by ICANN in accordance with this
           Agreement.

    3.2    Submission of Registered Name Holder Data to Registry. During the
           Term of this Agreement:

           3.2.1   As part of its registration of Registered Names in a TLD as to which it is accredited, Registrar shall submit to, or
                   shall place in the Registry Database operated by, the
                   Registry Operator for the TLD the following data elements:

                   3.2.1.1   The name of the Registered Name being registered;

                   3.2.1.2   The IP addresses of the primary nameserver and
                             secondary nameserver(s) for the Registered Name;

                   3.2.1.3   The corresponding names of those nameservers;

                   3.2.1.4   Unless automatically generated by the registry
                             system, the identity of the Registrar;

                   3.2.1.5   Unless automatically generated by the registry
                             system, the expiration date of the registration;
                             and

                   3.2.1.6   Any other data the Registry Operator requires be
                             submitted to it.

                   The appendix to this Agreement for a particular TLD may state substitute language for Subsections 3.2.1.1 through 3.2.1.6 as applicable to that TLD; in that event the substitute
                   language shall

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                   replace and supersede Subsections 3.2.1.1 through 3.2.1.6
                   stated above for all purposes under this Agreement but only with respect to that particular TLD.

           3.2.2   Within five (5) business days after receiving any updates
                   from the Registered Name Holder to the data elements listed in Subsections 3.2.1.2, 3.1.2.3, and 3.2.1.6 for any
                   Registered Name Registrar sponsors, Registrar shall submit the updated data elements to, or shall place those elements in the Registry Database operated by the Registry Operator.

           3.2.3   In order to allow reconstitution of the Registry Database in the event of an otherwise unrecoverable technical failure or a change in the designated Registry Operator, within ten days of any such request by ICANN, Registrar shall submit an
                   electronic database containing the data elements listed in
                   Subsections 3.2.1.1 through 3.2.1.6 for all active records in the registry sponsored by Registrar, in a format specified by
                   ICANN, to the Registry Operator for the appropriate TLD.

    3.3    Public Access to Data on Registered Names. During the Term of this
           Agreement:

           3.3.1   At its expense, Registrar shall provide an interactive web page and a port 43 Whois service providing free public
                   query-based access to upto-date (i.e., updated at least
                   daily) data concerning all active Registered Names sponsored by Registrar for each TLD for which it is accredited. The
                   data accessible shall consist of elements that are designated from time to time according to an ICANN adopted specification or policy. Until ICANN otherwise specifies by means of an
                   ICANN adopted specification or policy, this data shall
                   consist of the following elements as contained in Registrar's database:

                   3.3.1.1   The name of the Registered Name;

                   3.3.1.2   The names of the primary nameserver and secondary
                             nameserver(s) for the Registered Name;

                   3.3.1.3   The identity of Registrar (which may be provided
                             through Registrar's website);

                   3.3.1.4   The original creation date of the registration;

                   3.3.1.5   The expiration date of the registration;

                   3.3.1.6   The name and postal address of the Registered Name
                             Holder;

                   3.3.1.7   The name, postal address, e-mail address, voice
                             telephone number, and (where available) fax number
                             of the technical contact for the Registered Name;
                             and

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                   3.3.1.8   The name, postal address, e-mail address, voice
                             telephone number, and (where available) fax number
                             of the administrative contact for the Registered
                             Name.

                   The appendix to this Agreement for a particular TLD may state substitute language for Subsections 3.3.1.1 through 3.3.1.8 as applicable to that TLD; in that event the substitute
                   language shall replace and supersede Subsections 3.3.1.1
                   through 3.3.1.8 stated above for all purposes under this
                   Agreement but only with respect to that particular TLD.

           3.3.2   Upon receiving any updates to the data elements listed in
                   Subsections 3.3.1.2, 3.3.1.3, and 3.3.1.5 through 3.3.1.8
                   from the Registered Name Holder, Registrar shall promptly
                   update its database used to provide the public access
                   described in Subsection 3.3.1.

           3.3.3   Registrar may subcontract its obligation to provide the
                   public access described in Subsection 3.3.1 and the updating described in Subsection 3.3.2, provided that Registrar shall remain fully responsible for the proper provision of the
                   access and updating.

           3.3.4   Registrar shall abide by any ICANN specification or policy established as a Consensus Policy according to Section 4 that requires registrars to cooperatively implement a distributed capability that provides querybased Whois search
                   functionality across all registrars. If the Whois service
                   implemented by registrars does not in a reasonable time
                   provide reasonably robust, reliable, and convenient access to accurate and up-to-date data, the Registrar shall abide by any ICANN specification or policy established as a Consensus
                   Policy according to Section 4 requiring Registrar, if
                   reasonably determined by ICANN to be necessary (considering such possibilities as remedial action by specific
                   registrars), to supply data from Registrar's database to
                   facilitate the development of a centralized Whois database for the purpose of providing comprehensive Registrar Whois search capability.

           3.3.5   In providing query-based public access to registration data as required by Subsections 3.3.1 and 3.3.4, Registrar shall not impose terms and conditions on use of the data provided, except as permitted by policy established by ICANN. Unless and until ICANN establishes a different policy according to
                   Section 4, Registrar shall permit use of data it provides in response to queries for any lawful purposes except to: (a)
                   allow, enable, or otherwise support the transmission by
                   e-mail, telephone, or facsimile of mass, unsolicited,
                   commercial advertising or solicitations to entities other
                   than the data recipient's own existing customers; or (b)
                   enable high volume, automated, electronic processes that send queries or data to the systems of any Registry Operator or
                   ICANN-Accredited registrar, except as reasonably necessary to register domain names or modify existing registrations.

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           3.3.6   In addition, Registrar shall provide third-party bulk access to the data subject to public access under Subsection 3.3.1 under the following terms and conditions:

                   3.3.6.1   Registrar shall make a complete electronic copy of
                             the data available at least one time per week for
                             download by third parties who have entered into a
                             bulk access agreement with Registrar.

                   3.3.6.2   Registrar may charge an annual fee, not to exceed
                             US$10,000, for such bulk access to the data.

                   3.3.6.3   Registrar's access agreement shall require the
                             third party to agree not to use the data to allow,
                             enable, or otherwise support the transmission by
                             e-mail, telephone, or facsimile of mass,
                             unsolicited, commercial advertising or
                             solicitations to entities other than such third
                             party's own existing customers.

                   3.3.6.4   Registrar's access agreement shall require the
                             third party to agree not to use the data to enable
                             high-volume, automated, electronic processes that
                             send queries or data to the systems of any Registry
                             Operator or ICANNAccredited registrar, except as
                             reasonably necessary to register domain names or
                             modify existing registrations.

                   3.3.6.5   Registrar's access agreement may require the third
                             party to agree not to sell or redistribute the data
                             except insofar as it has been incorporated by the
                             third party into a valueadded product or service
                             that does not permit the extraction of a
                             substantial portion of the bulk data from the
                             value-added product or service for use by other
                             parties.

                   3.3.6.6   Registrar may enable Registered Name Holders who
                             are individuals to elect not to have Personal Data
                             concerning their registrations available for bulk
                             access for marketing purposes based on Registrar's
                             "Opt-Out" policy, and if Registrar has such a
                             policy, Registrar shall require the third party to
                             abide by the terms of that Opt-Out policy;
                             provided, however, that Registrar may not use such
                             data subject to opt-out for marketing purposes in
                             its own valueadded product or service.

           3.3.7   Registrar's obligations under Subsection 3.3.6 shall remain in effect until the earlier of (a) replacement of this policy with a different ICANN policy, established according to
                   Section 4, governing bulk access to the data subject to
                   public access under Subsection 3.3.1, or (b) demonstration, to the satisfaction of the United States Department of
                   Commerce, that no individual or entity is able to exercise market

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                   power with respect to registrations or with respect to
                   registration data used for development of value-added
                   products and services by third parties.

           3.3.8   To comply with applicable statutes and regulations and for other reasons, ICANN may from time to time adopt policies and specifications establishing limits (a) on the Personal Data concerning Registered Names that Registrar may make available to the public through a public-access service described in this Subsection 3.3 and (b) on the manner in which Registrar may make such data available. In the event ICANN adopts any such policy, Registrar shall abide by it.

    3.4    Retention of Registered Name Holder and Registration Data.

           3.4.1   During the Term of this Agreement, Registrar shall maintain its own electronic database, as updated from time to time, containing data for each active Registered Name sponsored by it within each TLD for which it is accredited. The data for each such registration shall include the elements listed in
                   Subsections 3.3.1.1 through 3.3.1.8; the name and (where
                   available) postal address, e-mail address, voice telephone number, and fax number of the billing contact; and any other
                   Registry Data that Registrar has submitted to the Registry
                   Operator or placed in the Registry Database under Subsection
                   3.2.

           3.4.2   During the Term of this Agreement and for three years
                   thereafter, Registrar (itself or by its agent(s)) shall
                   maintain the following records relating to its dealings with the Registry Operator(s) and Registered Name Holders:

                   3.4.2.1   In electronic form, the submission date and time,
                             and the content, of all registration data
                             (including updates) submitted in electronic form to
                             the Registry Operator(s);

                   3.4.2.2   In electronic, paper, or microfilm form, all
                             written communications constituting registration
                             applications, confirmations, modifications, or
                             terminations and related correspondence with
                             Registered Name Holders, including registration
                             contracts; and

                   3.4.2.3   In electronic form, records of the accounts of all
                             Registered Name Holders with Registrar, including
                             dates and amounts of all payments and refunds.

           3.4.3   During the Term of this Agreement and for three years
                   thereafter, Registrar shall make these records available for inspection and copying by ICANN upon reasonable notice. ICANN shall not disclose the content of such records except as
                   expressly permitted by an ICANN specification or policy.

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    3.5    Rights in Data. Registrar disclaims all rights to exclusive ownership or use of the data elements listed in Subsections 3.2.1.1 through
           3.2.1.3 for all Registered Names submitted by Registrar to the
           Registry Database for, or sponsored by Registrar in, each TLD for which it is accredited. Registrar does not disclaim rights in the data elements listed in Subsections 3.2.1.4 through 3.2.1.6 and
           Subsections 3.3.1.3 through 3.3.1.8 concerning active Registered
           Names sponsored by it in each TLD for which it is accredited, and agrees to grant nonexclusive, irrevocable, royalty-free licenses to make use of and disclose the data elements listed in Subsections
           3.2.1.4 through 3.2.1.6 and 3.3.1.3 through 3.3.1.8 for the purpose of providing a service or services (such as a Whois service under
           Subsection 3.3.4) providing interactive, query-based public access.
           Upon a change in sponsorship from Registrar of any Registered Name in a TLD for which it is accredited, Registrar acknowledges that the registrar gaining sponsorship shall have the rights of an owner to the data elements listed in Subsections 3.2.1.4 through 3.2.1.6 and
           3.3.1.3 through 3.3.1.8 concerning that Registered Name, with
           Registrar also retaining the rights of an owner in that data. Nothing in this Subsection prohibits Registrar from (1) restricting bulk public access to data elements in a manner consistent with this
           Agreement and any ICANN specifications or policies or (2)
           transferring rights it claims in data elements subject to the provisions of this Subsection.

    3.6    Data Escrow. During the Term of this Agreement, on a schedule, under the terms, and in the format specified by ICANN, Registrar shall submit an electronic copy of the database described in Subsection
           3.4.1 to ICANN or, at Registrar's election and at its expense, to a reputable escrow agent mutually approved by Registrar and ICANN, such approval also not to be unreasonably withheld by either party. The data shall be held under an agreement among Registrar, ICANN, and the escrow agent (if any) providing that (1) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete, consistent, and in proper format, until released to ICANN; (2) the data shall be released from escrow upon expiration without renewal or termination of this Agreement; and (3)
           ICANN's rights under the escrow agreement shall be assigned with any assignment of this Agreement. The escrow shall provide that in the event the escrow is released under this Subsection, ICANN (or its assignee) shall have a non-exclusive, irrevocable, royalty-free license to exercise (only for transitional purposes) or have exercised all rights necessary to provide Registrar Services.

    3.7    Business Dealings, Including with Registered Name Holders.

           3.7.1   In the event ICANN adopts a specification or policy,
                   supported by a consensus of ICANN-Accredited registrars,
                   establishing or approving a Code of Conduct for
                   ICANN-Accredited registrars, Registrar shall abide by that
                   Code.

           3.7.2   Registrar shall abide by applicable laws and governmental
                   regulations.

           3.7.3   Registrar shall not represent to any actual or potential
                   Registered Name Holder that Registrar enjoys access to a
                   registry for which

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                   Registrar is Accredited that is superior to that of any other registrar Accredited for that registry.

           3.7.4   Registrar shall not activate any Registered Name unless and until it is satisfied that it has received a reasonable
                   assurance of payment of its registration fee. For this
                   purpose, a charge to a credit card, general commercial terms extended to creditworthy customers, or other mechanism
                   providing a similar level of assurance of payment shall be sufficient, provided that the obligation to pay becomes final and nonrevocable by the Registered Name Holder upon
                   activation of the registration.

           3.7.5   Registrar shall register Registered Names to Registered Name
                   Holders only for fixed periods. At the conclusion of the
                   registration period, failure by or on behalf of the
                   Registered Name Holder to pay a renewal fee within the time specified in a second notice or reminder shall, in the
                   absence of extenuating circumstances, result in cancellation of the registration. In the event that ICANN adopts a
                   specification or policy concerning procedures for handling expiration of registrations, Registrar shall abide by that specification or policy.

           3.7.6   Registrar shall not insert or renew any Registered Name in any registry for which Registrar is accredited by ICANN in a manner contrary to an ICANN policy stating a list or
                   specification of excluded Registered Names that is in effect at the time of insertion or renewal.

           3.7.7   Registrar shall require all Registered Name Holders to enter into an electronic or paper registration agreement with
                   Registrar including at least the following provisions:

                   3.7.7.1   The Registered Name Holder shall provide to
                             Registrar accurate and reliable contact details and
                             promptly correct and update them during the term of
                             the Registered Name registration, including: the
                             full name, postal address, e-mail address, voice
                             telephone number, and fax number if available of
                             the Registered Name Holder; name of authorized
                             person for contact purposes in the case of an
                             Registered Name Holder that is an organization,
                             association, or corporation; and the data elements
                             listed in Subsections 3.3.1.2, 3.3.1.7 and 3.3.1.8.

                   3.7.7.2   A Registered Name Holder's willful provision of
                             inaccurate or unreliable information, its willful
                             failure promptly to update information provided to
                             Registrar, or its failure to respond for over
                             fifteen calendar days to inquiries by Registrar
                             concerning the accuracy of contact details
                             associated with the Registered Name Holder's
                             registration shall constitute a material breach of
                             the Registered Name

                                      -9-

                             Holder-registrar contract and be a basis for
                             cancellation of the Registered Name registration.

                   3.7.7.3   Any Registered Name Holder that intends to license
                             use of a domain name to a third party is
                             nonetheless the Registered Name Holder of record
                             and is responsible for providing its own full
                             contact information and for providing and updating
                             accurate technical and administrative contact
                             information adequate to facilitate timely
                             resolution of any problems that arise in connection
                             with the Registered Name. A Registered Name Holder
                             licensing use of a Registered Name according to
                             this provision shall accept liability for harm
                             caused by wrongful use of the Registered Name,
                             unless it promptly discloses the identity of the
                             licensee to a party providing the Registered Name
                             Holder reasonable evidence of actionable harm.

                   3.7.7.4   Registrar shall provide notice to each new or
                             renewed Registered Name Holder stating:

                             3.7.7.4.1  The purposes for which any Personal Data
                                        collected from the applicant are
                                        intended;

                             3.7.7.4.2  The intended recipients or categories of
                                        recipients of the data (including the
                                        Registry Operator and others who will
                                        receive the data from Registry
                                        Operator);

                             3.7.7.4.3  Which data are obligatory and which
                                        data, if any, are voluntary; and

                             3.7.7.4.4  How the Registered Name Holder or data
                                        subject can access and, if necessary,
                                        rectify the data held about them.

                   3.7.7.5   The Registered Name Holder shall consent to the
                             data processing referred to in Subsection 3.7.7.4.

                   3.7.7.6   The Registered Name Holder shall represent that
                             notice has been provided equivalent to that
                             described in Subsection 3.7.7.4 to any third-party
                             individuals whose Personal Data are supplied to
                             Registrar by the Registered Name Holder, and that
                             the Registered Name Holder has obtained consent
                             equivalent to that referred to in Subsection
                             3.7.7.5 of any such third-party individuals.

                   3.7.7.7   Registrar shall agree that it will not process the
                             Personal Data collected from the Registered Name
                             Holder in a way incompatible with the purposes and
                             other limitations about

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                             which it has provided notice to the Registered Name
                             Holder in accordance with Subsection 3.7.7.4 above.

                   3.7.7.8   Registrar shall agree that it will take reasonable
                             precautions to protect Personal Data from loss,
                             misuse, unauthorized access or disclosure,
                             alteration, or destruction.

                   3.7.7.9   The Registered Name Holder shall represent that, to
                             the best of the Registered Name Holder's knowledge
                             and belief, neither the registration of the
                             Registered Name nor the manner in which it is
                             directly or indirectly used infringes the legal
                             rights of any third party.

                   3.7.7.10  For the adjudication of disputes concerning or
                             arising from use of the Registered Name, the
                             Registered Name Holder shall submit, without
                             prejudice to other potentially applicable
                             jurisdictions, to the jurisdiction of the courts
                             (1) of the Registered Name Holder's domicile and
                             (2) where Registrar is located.

                   3.7.7.11  The Registered Name Holder shall agree that its
                             registration of the Registered Name shall be
                             subject to suspension, cancellation, or transfer
                             pursuant to any ICANN adopted specification or
                             policy, or pursuant to any registrar or registry
                             procedure not inconsistent with an ICANN adopted
                             specification or policy, (1) to correct mistakes by
                             Registrar or the Registry Operator in registering
                             the name or (2) for the resolution of disputes
                             concerning the Registered Name.

                   3.7.7.12  The Registered Name Holder shall indemnify and hold harmless the Registry Operator and its directors,
                             officers, employees, and agents from and against
                             any and all claims, damages, liabilities, costs,
                             and expenses (including reasonable legal fees and
                             expenses) arising out of or related to the
                             Registered Name Holder's domain name registration.

           3.7.8   Registrar shall abide by any specifications or policies
                   established according to Section 4 requiring reasonable and commercially practicable (a) verification, at the time of
                   registration, of contact information associated with a
                   Registered Name sponsored by Registrar or (b) periodic
                   re-verification of such information. Registrar shall, upon notification by any person of an inaccuracy in the contact information associated with a Registered Name sponsored by
                   Registrar, take reasonable steps to investigate that claimed inaccuracy. In the event Registrar learns of inaccurate
                   contact

                                      -11-

                   information associated with a Registered Name it sponsors, it shall take reasonable steps to correct that inaccuracy.

           3.7.9   Registrar shall abide by any ICANN adopted specifications or policies prohibiting or restricting warehousing of or
                   speculation in domain names by registrars.

           3.7.10  Nothing in this Agreement prescribes or limits the amount
                   Registrar may charge Registered Name Holders for registration of Registered Names.

    3.8    Domain-Name Dispute Resolution. During the Term of this Agreement,
           Registrar shall have in place a policy and procedures for resolution of disputes concerning Registered Names. Until different policies and procedures are established by ICANN under Section 4, Registrar shall comply with the Uniform Domain Name Dispute Resolution Policy identified on ICANN's website
           (www.icann.org/general/consensus-policies.htm).

    3.9    Accreditation Fees. As a condition of accreditation, Registrar shall pay accreditation fees to ICANN. These fees consist of yearly and variable fees.

           3.9.1   Yearly Accreditation Fee. Registrar shall pay ICANN a yearly accreditation fee in an amount established by the ICANN Board of Directors, in conformity with ICANN's bylaws and articles of incorporation. This yearly accreditation fee shall not
                   exceed US$4,000 for the first TLD for which Registrar is
                   Accredited plus US$500 for each additional TLD for which
                   Registrar is Accredited at any time during the year. Payment of the yearly fee shall be due within thirty days after
                   invoice from ICANN.

           3.9.2   Variable Accreditation Fee. Registrar shall pay the variable accreditation fees established by the ICANN Board of
                   Directors, in conformity with ICANN's bylaws and articles of incorporation, provided that in each case such fees are
                   reasonably allocated among all registrars that contract with
                   ICANN and that any such fees must be expressly approved by registrars accounting, in the aggregate, for payment of
                   two-thirds of all registrar-level fees. Registrar shall pay such fees in a timely manner for so long as all material
                   terms of this Agreement remain in full force and effect, and notwithstanding the pendency of any dispute between Registrar and ICANN.

           3.9.3   On reasonable notice given by ICANN to Registrar, accountings submitted by Registrar shall be subject to verification by an audit of Registrar's books and records by an independent
                   third-party that shall preserve the confidentiality of such books and records (other than its findings as to the accuracy of, and any necessary corrections to, the accountings).

                                      -12-

    3.10   Insurance. Registrar shall maintain in force commercial general liability insurance with policy limits of at least US$500,000 covering liabilities arising from Registrar's registrar business during the term of this Agreement.

4 PROCEDURES FOR ESTABLISHMENT OR REVISION OF SPECIFICATIONS AND POLICIES.

    4.1    Registrar's Ongoing Obligation to Comply With New or Revised
           Specifications and Policies. During the Term of this Agreement,
           Registrar shall comply with the terms of this Agreement on the schedule set forth in Subsection 4.4, with

           4.1.1   new or revised specifications (including forms of agreement to which Registrar is a party) and policies established by
                   ICANN as Consensus Policies in the manner described in
                   Subsection 4.3,

           4.1.2   in cases where:

                   4.1.2.1   this Agreement expressly provides for compliance
                             with revised specifications or policies established
                             in the manner set forth in one or more subsections
                             of this Section 4; or

                   4.1.2.2   the specification or policy concerns one or more
                             topics described in Subsection 4.2.

    4.2    Topics for New and Revised Specifications and Policies. New and
           revised specifications and policies may be established on the following topics:

           4.2.1   issues for which uniform or coordinated resolution is
                   reasonably necessary to facilitate interoperability,
                   technical reliability, and/or operational stability of
                   Registrar Services, Registry Services, the DNS, or the
                   Internet;

           4.2.2   registrar policies reasonably necessary to implement ICANN policies or specifications relating to a DNS registry or to
                   Registry Services;

           4.2.3   resolution of disputes concerning the registration of
                   Registered Names (as opposed to the use of such domain
                   names), including where the policies take into account use of the domain names;

           4.2.4   principles for allocation of Registered Names (e.g.,
                   first-come/first served, timely renewal, holding period after expiration);

           4.2.5   prohibitions on warehousing of or speculation in domain names by registries or registrars;

           4.2.6   maintenance of and access to accurate and up-to-date contact information regarding Registered Names and nameservers;

           4.2.7   reservation of Registered Names that may not be registered initially or that may not be renewed due to reasons
                   reasonably related to (a) avoidance of confusion among or
                   misleading of users, (b) intellectual

                                      -13-

                   property, or (c) the technical management of the DNS or the
                   Internet (e.g., "example.com" and names with
                   single-letter/digit labels);

           4.2.8   procedures to avoid disruptions of registration due to
                   suspension or termination of operations by a registry
                   operator or a registrar, including allocation of
                   responsibility among continuing registrars of the Registered
                   Names sponsored in a TLD by a registrar losing accreditation;
                   and

           4.2.9   the transfer of registration data upon a change in registrar sponsoring one or more Registered Names.

                   Nothing in this Subsection 4.2 shall limit Registrar's
                   obligations as set forth elsewhere in this Agreement.

    4.3    Manner of Establishment of New and Revised Specifications and
           Policies.

           4.3.1   "Consensus Policies" are those specifications or policies
                   established based on a consensus among Internet stakeholders represented in the ICANN process, as demonstrated by (a)
                   action of the ICANN Board of Directors establishing the
                   specification or policy, (b) a recommendation, adopted by at least a two-thirds vote of the council of the ICANN
                   Supporting Organization to which the matter is delegated,
                   that the specification or policy should be established, and
                   (c) a written report and supporting materials (which must
                   include all substantive submissions to the Supporting
                   Organization relating to the proposal) that (i) documents the extent of agreement and disagreement among impacted groups,
                   (ii) documents the outreach process used to seek to achieve adequate representation of the views of groups that are
                   likely to be impacted, and (iii) documents the nature and
                   intensity of reasoned support and opposition to the proposed policy.

           4.3.2   In the event that Registrar disputes the presence of such a consensus, it shall seek review of that issue from an
                   Independent Review Panel established under ICANN's bylaws.
                   Such review must be sought within fifteen working days of the publication of the Board's action establishing the policy.
                   The decision of the panel shall be based on the report and supporting materials required by Subsection 4.3.1. In the
                   event that Registrar seeks review and the Independent Review
                   Panel sustains the Board's determination that the policy is based on a consensus among Internet stakeholders represented in the ICANN process, then Registrar must implement such
                   policy unless it promptly seeks and obtains a stay or
                   injunctive relief under Subsection 5.6.

           4.3.3   If, following a decision by the Independent Review Panel
                   convened under Subsection 4.3.2, Registrar still disputes the presence of such a consensus, it may seek further review of that issue within fifteen

                                      -14-

                   working days of publication of the decision in accordance
                   with the dispute resolution procedures set forth in
                   Subsection 5.6; provided, however, that Registrar must
                   continue to implement the policy unless it has obtained a
                   stay or injunctive relief under Subsection 5.6 or a final
                   decision is rendered in accordance with the provisions of
                   Subsection 5.6 that relieves Registrar of such obligation.
                   The decision in any such further review shall be based on the report and supporting materials required by Subsection 4.3.1.

           4.3.4   A specification or policy established by the ICANN Board of
                   Directors on a temporary basis, without a prior
                   recommendation by the council of an ICANN Supporting
                   Organization, shall also be considered to be a Consensus
                   Policy if adopted by the ICANN Board of Directors by a vote of at least two-thirds of its members, so long as the Board reasonably determines that immediate temporary establishment of a specification or policy on the subject is necessary to maintain the operational stability of Registrar Services,
                   Registry Services, the DNS, or the Internet, and that the
                   proposed specification or policy is as narrowly tailored as feasible to achieve those objectives. In establishing any
                   specification or policy under this provision, the ICANN Board of Directors shall state the period of time for which the
                   specification or policy is temporarily adopted and shall
                   immediately refer the matter to the appropriate Supporting
                   Organization for its evaluation and review with a detailed explanation of its reasons for establishing the temporary
                   specification or policy and why the Board believes the policy should receive the consensus support of Internet
                   stakeholders. If the period of time for which the
                   specification or policy is adopted exceeds ninety days, the
                   Board shall reaffirm its temporary establishment every ninety days for a total period not to exceed one year, in order to maintain such specification or policy in effect until such time as it meets the standard set forth in Subsection 4.3.1.
                   If the standard set forth in Subsection 4.3.1 is not met
                   within the temporary period set by the Board, or the council of the Supporting Organization to which it has been referred votes to reject the temporary specification or policy, it
                   will no longer be a "Consensus Policy."

           4.3.5   For all purposes under this Agreement, the policies
                   specifically identified by ICANN on its website
                   (www.icann.org/general/consensus-policies.htm) at the date of this Agreement as having been adopted by the ICANN Board of
                   Directors before the date of this Agreement shall be treated in the same manner and have the same effect as "Consensus
                   Policies" and accordingly shall not be subject to review
                   under Subsection 4.3.2.

           4.3.6   In the event that, at the time the ICANN Board of Directors establishes a specification or policy under Subsection 4.3.1 during the Term of this Agreement, ICANN does not have in
                   place an Independent Review Panel established under ICANN's bylaws, the fifteen-working-day period allowed under
                   Subsection 4.3.2 to seek review shall be

                                      -15-

                   extended until fifteen working days after ICANN does have
                   such an Independent Review Panel in place and Registrar shall not be obligated to comply with the specification or policy in the interim.

    4.4    Time Allowed for Compliance. Registrar shall be afforded a reasonable period of time after receiving notice of the establishment of a specification or policy under Subsection 4.3 in which to comply with that specification or policy, taking into account any urgency involved.

5 MISCELLANEOUS PROVISIONS.

    5.1    Specific Performance. While this Agreement is in effect, either party may seek specific performance of any provision of this Agreement in the manner provided in Section 5.6 below, provided the party seeking such performance is not in material breach of its obligations.

    5.2    Termination of Agreement by Registrar. This Agreement may be
           terminated before its expiration by Registrar by giving ICANN thirty days written notice. Upon such termination by Registrar, Registrar shall not be entitled to any refund of fees paid to ICANN pursuant to this Agreement.

    5.3    Termination of Agreement by ICANN. This Agreement may be terminated before its expiration by ICANN in any of the following circumstances:

           5.3.1   There was a material misrepresentation, material inaccuracy, or materially misleading statement in Registrar's application for accreditation or any material accompanying the
                   application.

           5.3.2   Registrar:

                   5.3.2.1   is convicted by a court of competent jurisdiction
                             of a felony or other serious offense related to
                             financial activities, or is judged by a court of
                             competent jurisdiction to have committed fraud or
                             breach of fiduciary duty, or is the subject of a
                             judicial determination that ICANN reasonably deems
                             as the substantive equivalent of those offenses; or

                   5.3.2.2   is disciplined by the government of its domicile
                             for conduct involving dishonesty or misuse of funds
                             of others.

           5.3.3   Any officer or director of Registrar is convicted of a felony or of a misdemeanor related to financial activities, or is judged by a court to have committed fraud or breach of
                   fiduciary duty, or is the subject of a judicial determination that ICANN deems as the substantive equivalent of any of
                   these; provided, such officer or director is not removed in such circumstances.

           5.3.4   Registrar fails to cure any breach of this Agreement (other than a failure to comply with a policy adopted by ICANN
                   during the term of this Agreement as to which Registrar is seeking, or still has time to seek, review under Subsection
                   4.3.2 of whether a consensus is

                                      -16-

                   present) within fifteen working days after ICANN gives
                   Registrar notice of the breach.

           5.3.5   Registrar fails to comply with a ruling granting specific
                   performance under Subsections 5.1 and 5.6.

           5.3.6   Registrar continues acting in a manner that ICANN has
                   reasonably determined endangers the stability or operational integrity of the Internet after receiving three days notice of that determination. 5.3.7 Registrar becomes bankrupt or insolvent.

           This Agreement may be terminated in circumstances described in
           Subsections 5.3.1 - 5.3.6 above only upon fifteen days written notice to Registrar (in the case of Subsection 5.3.4 occurring after
           Registrar's failure to cure), with Registrar being given an opportunity during that time to initiate arbitration under Subsection
           5.6 to determine the appropriateness of termination under this
           Agreement. In the event Registrar initiates litigation or arbitration concerning the appropriateness of termination by ICANN, the termination shall be stayed an additional thirty days to allow
           Registrar to obtain a stay of termination under Subsection 5.6 below.
           If Registrar acts in a manner that ICANN reasonably determines endangers the stability or operational integrity of the Internet and upon notice does not immediately cure, ICANN may suspend this
           Agreement for five working days pending ICANN's application for more extended specific performance or injunctive relief under Subsection
           5.6. This Agreement may be terminated immediately upon notice to
           Registrar in circumstance described in Subsection 5.3.7 above.

    5.4    Term of Agreement; Renewal; Right to Substitute Updated Agreement.
           This Agreement shall be effective on the Effective Date and shall have an initial term running until the Expiration Date, unless sooner terminated. Thereafter, if Registrar seeks to continue its accreditation, it may apply for renewed accreditation, and shall be entitled to renewal provided it meets the ICANNadopted specification or policy on accreditation criteria then in effect, is in compliance with its obligations under this Agreement, as it may be amended, and agrees to be bound by terms and conditions of the then-current
           Registrar accreditation agreement (which may differ from those of this Agreement) that ICANN adopts in accordance with Subsection 2.3 and Subsection 4.3. In connection with renewed accreditation,
           Registrar shall confirm its assent to the terms and conditions of the then-current Registrar accreditation agreement by signing that accreditation agreement. In the event that, during the Term of this
           Agreement, ICANN posts on its web site an updated form of registrar accreditation agreement applicable to Accredited registrars,
           Registrar (provided it has not received (1) a notice of breach that it has not cured or (2) a notice of termination of this Agreement under Subsection 5.3 above) may elect, by giving ICANN written notice, to enter an agreement in the updated form in place of this
           Agreement. In the event of such election, Registrar and ICANN shall promptly sign a new accreditation agreement that contains the provisions of the updated form posted on the web site, with the length of the term of the substituted

                                      -17-

           agreement as stated in the updated form posted on the web site, calculated as if it commenced on the date this Agreement was made, and this Agreement will be deemed terminated.

    5.5    Addition or Deletion of TLDs for Which Registrar Accredited. On the
           Effective Date, Registrar shall be accredited according to Subsection
           2.1 for each TLD as to which an appendix executed by both parties is attached to this Agreement. During the Term of this Agreement,
           Registrar may request accreditation for any additional TLD(s) by signing an additional appendix for each additional TLD in the form prescribed by ICANN and submitting the appendix to ICANN. In the event ICANN agrees to the request, ICANN will sign the additional appendix and return a copy of it to Registrar. The mutually signed appendix shall thereafter be an appendix to this Agreement. During the Term of this Agreement, Registrar may abandon its accreditation for any TLD under this Agreement (provided that Registrar will thereafter remain accredited for at least one TLD under this
           Agreement) by giving ICANN written notice specifying the TLD as to which accreditation is being abandoned. The abandonment shall be effective thirty days after the notice is given.

    5.6    Resolution of Disputes Under this Agreement. Disputes arising under or in connection with this Agreement, including (1) disputes arising from ICANN's failure to renew Registrar's accreditation and (2)
           requests for specific performance, shall be resolved in a court of competent jurisdiction or, at the election of either party, by an arbitration conducted as provided in this Subsection 5.6 pursuant to the International Arbitration Rules of the American Arbitration
           Association ("AAA"). The arbitration shall be conducted in English and shall occur in Los Angeles County, California, USA. There shall be three arbitrators: each party shall choose one arbitrator and, if those two arbitrators do not agree on a third arbitrator, the third shall be chosen by the AAA. The parties shall bear the costs of the arbitration in equal shares, subject to the right of the arbitrators to reallocate the costs in their award as provided in the AAA rules.
           The parties shall bear their own attorneys' fees in connection with the arbitration, and the arbitrators may not reallocate the attorneys' fees in conjunction with their award. The arbitrators shall render their decision within ninety days of the conclusion of the arbitration hearing. In the event Registrar initiates arbitration to contest the appropriateness of termination of this Agreement by
           ICANN, Registrar may at the same time request that the arbitration panel stay the termination until the arbitration decision is rendered, and that request shall have the effect of staying the termination until the arbitration panel has granted an ICANN request for specific performance and Registrar has failed to comply with such ruling. In the event Registrar initiates arbitration to contest an
           Independent Review Panel's decision under Subsection 4.3.3 sustaining the Board's determination that a specification or policy is supported by consensus, Registrar may at the same time request that the arbitration panel stay the requirement that it comply with the policy until the arbitration decision is rendered, and that request shall have the effect of staying the requirement until the decision or until the arbitration panel has granted an ICANN request for lifting of the stay. In all litigation involving ICANN concerning this
           Agreement (whether in a case where arbitration has not been elected or to enforce an arbitration award), jurisdiction

                                      -18-

           and exclusive venue for such litigation shall be in a court located in Los Angeles, California, USA; however, the parties shall also have the right to enforce a judgment of such a court in any court of competent jurisdiction. For the purpose of aiding the arbitration and/or preserving the rights of the parties during the pendency of an arbitration, the parties shall have the right to seek temporary or preliminary injunctive relief from the arbitration panel or in a court located in Los Angeles, California, USA, which shall not be a waiver of this arbitration agreement.

    5.7    Limitations on Monetary Remedies for Violations of this Agreement.
           ICANN's aggregate monetary liability for violations of this Agreement shall not exceed the amount of accreditation fees paid by Registrar to ICANN under Subsection 3.9 of this Agreement. Registrar's monetary liability to ICANN for violations of this Agreement shall be limited to accreditation fees owing to ICANN under this Agreement. In no event shall either party be liable for special, indirect, incidental, punitive, exemplary, or consequential damages for any violation of this Agreement.

    5.8    Handling by ICANN of Registrar-Supplied Data. Before receiving any
           Personal Data from Registrar, ICANN shall specify to Registrar in writing the purposes for and conditions under which ICANN intends to use the Personal Data. ICANN may from time to time provide Registrar with a revised specification of such purposes and conditions, which specification shall become effective no fewer than thirty days after it is provided to Registrar. ICANN shall not use Personal Data provided by Registrar for a purpose or under conditions inconsistent with the specification in effect when the Personal Data was provided.
           ICANN shall take reasonable steps to avoid uses of the Personal Data by third parties inconsistent with the specification.

    5.9    Assignment. Either party may assign or transfer this Agreement only with the prior written consent of the other party, which shall not be unreasonably withheld, except that ICANN may, with the written approval of the United States Department of Commerce, assign this agreement by giving Registrar written notice of the assignment. In the event of assignment by ICANN, the assignee may, with the approval of the United States Department of Commerce, revise the definition of
           "Consensus Policy" to the extent necessary to meet the organizational circumstances of the assignee, provided the revised definition requires that Consensus Policies be based on a demonstrated consensus of Internet stakeholders.

    5.10   No Third-Party Beneficiaries. This Agreement shall not be construed to create any obligation by either ICANN or Registrar to any non-party to this Agreement, including any Registered Name Holder.

    5.11   Notices, Designations, and Specifications. All notices to be given under this Agreement shall be given in writing at the address of the appropriate party as set forth below, unless that party has given a notice of change of address in writing. Any notice required by this
           Agreement shall be deemed to have been properly given when delivered in person, when sent by electronic facsimile with receipt of confirmation of delivery, or when scheduled for delivery by internationally

                                      -19-

           recognized courier service. Designations and specifications by ICANN under this Agreement shall be effective when written notice of them is deemed given to Registrar.

             If to ICANN, addressed to:

                      Internet Corporation for Assigned Names and Numbers
                      Registrar Accreditation
                      4676 Admiralty Way, Suite 330
                      Marina del Rey, California 90292 USA
                      Attention: General Counsel
                      Telephone: 1/310/823-9358
                      Facsimile: 1/310/823-8649

                      If to Registrar, addressed to:

                      Register.com, Inc.
                      a Delaware Corporation
                      575 Eight Avenue, 11th Floor
                      New York, New York 10018
                      USA

                      Attention: General Council
                      Registrar Website URL: www.register.com
                      Telephone: 212-798-9100
                      Facsimile: 212-629-9309
                      e-mail: legal@register.com

    5.12   Dates and Times. All dates and times relevant to this Agreement or its performance shall be computed based on the date and time observed in Los Angeles, California, USA.

    5.13   Language. All notices, designations, and specifications made under this Agreement shall be in the English language.

    5.14   Amendments and Waivers. No amendment, supplement, or modification of this Agreement or any provision hereof shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be binding unless evidenced by a writing signed by the party waiving compliance with such provision. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

    5.15   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    5.16   Entire Agreement. Except to the extent (a) expressly provided in a written agreement executed by both parties concurrently herewith or
           (b) of written assurances provided by Registrar to ICANN in connection with its Accreditation, this Agreement (including the appendices, which form part of it) constitutes the

                                      -20-

           entire agreement of the parties pertaining to the accreditation of
           Registrar and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties on that subject.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------

                                       -21-

                                  .BIZ APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".biz
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .biz Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                  .COM APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".com
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .com Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                 .INFO APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".info
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .info Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                 .NAME APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".name
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         4. Data Submission. Pursuant to Subsection 3.2.1, as part of its registration for SLD E-mail forwarding, the NameWatch Service, and Defensive
Registrations, Registrar shall submit to, or shall place in the Registry
Database operated by, the Registry Operator for the TLD that Registry Operator, consistent with Appendix C to its Registry Agreement with ICANN, data elements
Registry Operator requires be submitted to it.

         IN WITNESS WHEREOF, the parties hereto have caused this .name Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                  .NET APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".net
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .net Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                  .ORG APPENDIX

         The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.com, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix (".org
Appendix") is a part.

         Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit
Registrar in the .biz TLD. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

         1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar
Accreditation Agreement.

         2. Reqistrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

         3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .org Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                                  .PRO APPENDIX

ICANN and REGISTER.COM, INC. have entered into a Registrar Accreditation
Agreement ("RAA"), of which this .pro Appendix ("Appendix") is a part. Pursuant to and subject to the RAA, Registrar and ICANN hereby agree as follows:

1. DEFINITIONS. As used in the RAA (including this appendix) with respect to the
..pro TLD, all initially capitalized terms not otherwise defined in this Appendix shall have the definitions assigned to such terms in the RAA.

2. REGISTRAR ELECTION. Registrar hereby elects and agrees to become accredited by ICANN to provide Registrar Senyices in the .pro TLD.

3. ICANN's ACCEPTANCE. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registrar Services in the .pro TLD.

         IN WITNESS WHEREOF, the parties hereto have caused this .pro Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

                              LOGO LICENSE APPENDIX
                              ---------------------

        The Internet Corporation for Assigned Names and Numbers, a California
non-profit, public benefit corporation ("ICANN"), and REGISTER.COM, INC., a
Delaware Corporation ("Registrar") have entered into a Registrar Accreditation
Agreement ("Registrar Accreditation Agreement"), of which this appendix ("Logo
License Appendix") is a part. Definitions in the Registrar Accreditation
Agreement apply in this Logo License Appendix.

        Registrar wishes to acquire from ICANN, and ICANN wishes to grant to
Registrar, a license to use the trademarks listed below the signature block of this Logo License Appendix ("Trademarks") in connection with Registrar's role as an ICANN-accredited registrar. Pursuant to and subject to the Registrar
Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1 LICENSE

    1.1    Grant of License. ICANN grants to Registrar a non-exclusive, worldwide right and license to use the Trademarks, during the term of this appendix and solely in connection with the provision and marketing of Registrar Services in order to indicate that Registrar is accredited as a registrar of domain names by ICANN. Except as provided in this subsection and Subsection 2.2 of the Registrar
           Accreditation Agreement, Registrar shall not use the Trademarks, any term, phrase, or design which is confusingly similar to the
           Trademarks or any portion of the Trademarks in any manner whatsoever.

    1.2    Ownership of Trademarks. Any and all rights in the Trademarks that may be acquired by Registrar shall inure to the benefit of, and are herby assigned to, ICANN. Registrar shall not assert ownership of the
           Trademarks or any associated goodwill.

    1.3    No Sublicense. Registrar shall not sublicense any of its rights under this appendix to any other person or entity (including any of
           Registrar's resellers) without the prior written approval of ICANN.

2 REGISTRATION AND ENFORCEMENT

    2.1    Registration. Registration and any other form of protection for the
           Trademarks shall only be obtained by ICANN in its name and at its expense.

    2.2    Enforcement. Registrar shall promptly notify ICANN of any actual or suspected infringement of the Trademarks by third parties, including
           Registrar's resellers or affiliates. ICANN shall have the sole discretion to initiate and maintain any legal proceedings against such third parties; Registrar shall not take any such actions without the prior written approval of ICANN; and ICANN shall retain any and all recoveries from such actions.

    2.3    Further Assurances. Registrar agrees to execute such other documents and to take all such actions as ICANN may request to effect the terms of this appendix, including providing such materials (for example
           URLs and samples of any promotional materials bearing the
           Trademarks), cooperation, and assistance as may be reasonably required to assist ICANN in obtaining, maintaining, and

           enforcing trademark registration(s) and any other form of protection for the Trademarks.

3 TERM AND TERMINATION

        This Logo License Appendix shall be effective from the date it is signed below by both parties until the Expiration Date, unless this appendix or the
Registrar Accreditation Agreement is earlier terminated. Each party shall have the right to terminate this appendix at any time by giving the other party written notice. Upon expiration or termination of this appendix, Registrar shall immediately discontinue all use of the Trademarks.

        IN WITNESS WHEREOF, the parties have caused this Logo License Appendix to be executed by their duly authorized representatives.

ICANN                                      Register.com, Inc.

By: /s/ Kurt J. Pritz                      By:    /s/ Roni Jacobson
    ---------------------------------             ------------------------------
    Kurt J. Pritz                          Name:   Roni Jacobson
    Vice President, Business Operations           ------------------------------
                                           Title:  General Counsel & Secretary
                                                  ------------------------------
                                           Date:   June 27, 2005
                                                  ------------------------------

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TRADEMARKS:
1. ICANN Accredited Registrar 2.

2.

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